------------------------------------------------------------------------------



                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported) February 13, 2002


                                  CWABS, INC.
           ---------------------------------------------------------
            (Exact name of registrant as specified in its charter)




           Delaware                    333-73712                95-4596514
-----------------------------         -----------            ----------------
  (State or Other Jurisdiction        (Commission            (I.R.S. Employer
     of Incorporation)                 File Number)         Identification No.)


      4500 Park Granada
    Calabasas, California                                     91302
----------------------------                                ----------
    (Address of Principal                                   (Zip Code)
     Executive Offices)


Registrant's telephone number, including area code (818) 225-3237

------------------------------------------------------------------------------

Item 5.  Other Events.
------   -------------

Description of the Mortgage Pool*
---------------------------------

         CWABS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of January 1, 2002 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller, Countrywide Home Loans Servicing LP, as master servicer, The Bank of New York, as trustee, and BNY Western Trust Company, as co-trustee, providing for the issuance of the Company's Asset-Backed Certificates, Series 2002-BC1.






















____________________________

* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated December 14, 2001 and the Prospectus Supplement dated January 10, 2002 of CWABS, Inc., relating to its Asset-Backed Certificates, Series 2002-BC1.

     Mortgage Loan Statistics
     ------------------------

         For purposes of this Form 8-K, "Tables" shall mean computer generated tables and/or charts describing the characteristics of the Mortgage Loans as of the Cut-off Date. All percentages in the Tables were calculated based on the principal balance of the Mortgage Loans as of the Cut-off Date. The sum of the columns may not equal the respective totals due to rounding.


                                             Mortgage Loan Programs for the Mortgage Loans

                                                                                           Percent of
                                                                       Aggregate            Aggregate
                                                   Number of       Principal Balance    Principal Balance
Loan Programs                                    Mortgage Loans       Outstanding          Outstanding
-------------                                    --------------       -----------          -----------

6-Month LIBOR..............................                 1     $         139,783                0.03%
2-Year/13-Year LIBOR.......................                 6               490,699                0.10
2-Year/18-Year LIBOR.......................                18             2,568,683                0.51
2-Year/28-Year LIBOR.......................             1,500           241,263,761               48.25
3-Year/22-Year LIBOR.......................                 1                31,319                0.01
3-Year/27-Year LIBOR.......................               879           125,209,259               25.04
5-Year/25-Year LIBOR.......................                 2               403,332                0.08
Fixed 10-Year..............................                 3               236,227                0.05
Fixed 15-Year..............................               125             9,417,066                1.88
Fixed 20-Year..............................                60             5,671,748                1.13
Fixed 25-Year..............................                 6               464,218                0.09
Fixed 30-Year..............................               869           105,788,686               21.16
Fixed 30-Year/15-Year Balloon..............                86             8,315,216                1.66%
                                                        -----         -------------               ------
    Total..................................             3,556         $ 499,999,997              100.00%
                                                        =====         =============              =======


                                       Mortgage Loan Principal Balances for the Mortgage Loans*

                                                                                                       Percent of
                                                                                   Aggregate            Aggregate
                                                               Number of       Principal Balance    Principal Balance
            Range of Mortgage Loan Principal Balances        Mortgage Loans       Outstanding          Outstanding
            -----------------------------------------        --------------       -----------          -----------
            Up to $25,000..............................                15             $ 342,382                0.07%
            $25,000.01 to $50,000......................               241             9,755,026                1.95
            $50,000.01 to $75,000......................               565            35,950,541                7.19
            $75,000.01 to $100,000.....................               592            51,627,308               10.33
            $100,000.01 to $150,000....................               949           116,934,273               23.39
            $150,000.01 to $200,000....................               516            89,737,283               17.95
            $200,000.01 to $250,000....................               272            60,849,978               12.17
            $250,000.01 to $300,000....................               148            40,308,176                8.06
            $300,000.01 to $350,000....................               136            43,997,433                8.80
            $350,000.01 to $400,000....................                69            26,095,440                5.22
            $400,000.01 to $450,000....................                21             8,934,507                1.79
            $450,000.01 to $500,000....................                28            13,290,635                2.66
            $500,000.01 to $550,000....................                 2             1,059,059                0.21
            $550,000.01 to $600,000....................                 2             1,117,956                0.22
                                                                    -----         -------------              ------
                Total..................................             3,556         $ 499,999,997              100.00%
                                                                    =====         =============              ======

*   The average Principal Balance of the Mortgage Loans as of the Cut-off Date was approximately $140,607.


                                                Mortgage Rates for the Mortgage Loans*

                                                                                                               Percent of
                                                                                                                Aggregate
                                                                       Number of     Aggregate Principal    Principal Balance
                    Range of Mortgage Rates (%)                     Mortgage Loans   Balance Outstanding       Outstanding
                    ---------------------------                     --------------   -------------------       -----------
                     6.001 -  6.500............................               17           $ 3,102,494                 0.62%
                     6.501 -  7.000............................              246            44,891,109                8.98
                     7.001 -  7.500............................              335            64,775,276               12.96
                     7.501 -  8.000............................              520            88,108,011               17.62
                     8.001 -  8.500............................              435            65,708,438               13.14
                     8.501 -  9.000............................              557            78,440,287               15.69
                     9.001 -  9.500............................              390            48,007,470                9.60
                     9.501 - 10.000............................              438            51,224,002               10.24
                    10.001 - 10.500............................              209            20,475,541                4.10
                    10.501 - 11.000............................              200            18,395,302                3.68
                    11.001 - 11.500............................              103             8,858,609                1.77
                    11.501 - 12.000............................               63             5,425,557                1.09
                    12.001 - 12.500............................               25             1,536,760                0.31
                    12.501 - 13.000............................                9               591,988                0.12
                    13.001 - 13.500............................                5               226,359                0.05
                    13.501 - 14.000............................                3               137,898                0.03
                    14.001 - 14.500............................                1                94,897                0.02
                                                                           -----         -------------             -------
                        Total..................................            3,556         $ 499,999,997             100.00%
                                                                           =====         ==============            =======

*   The weighted average Mortgage Rate of the Mortgage Loans as of the Cut-off Date was approximately 8.593% per annum.



                                      Remaining Terms to Stated Maturity for the Mortgage Loans*

                                                                                                                Percent of
                                                                                            Aggregate            Aggregate
                                                                        Number of       Principal Balance    Principal Balance
                     Remaining Term (months)                          Mortgage Loans       Outstanding          Outstanding
                     -----------------------                          --------------       -----------          -----------
                     1 - 120....................................               4         $      253,729               0.05%
                     121 - 180..................................             217             18,222,981               3.64
                     181 - 300..................................              85              8,735,968               1.75
                     301 - 360..................................           3,250            472,787,319              94.56
                                                                           -----          ------------              -------
                         Total..................................           3,556         $  499,999,997             100.00%
                                                                           =====          =============             =======

                                      6


*   The weighted average remaining term to maturity of the Mortgage Loans as of the Cut-off Date was approximately 348 months.



                                             Loan-to-Value Ratios for the Mortgage Loans*

                                                                                                                Percent of
                                                                                            Aggregate            Aggregate
                                                                         Number of      Principal Balance    Principal Balance
                      Range of Loan-to-Value Ratios (%)                Mortgage Loans      Outstanding          Outstanding
                      ---------------------------------                --------------      -----------          -----------
                      Up to 50.00................................               102          $ 8,104,506               1.62%
                      50.01 - 55.00..............................                43            5,505,501               1.10
                      55.01 - 60.00..............................                68            7,627,626               1.53
                      60.01 - 65.00..............................               100           12,552,252               2.51
                      65.01 - 70.00..............................               192           27,673,415               5.53
                      70.01 - 75.00..............................               383           52,211,257              10.44
                      75.01 - 80.00..............................               930          129,021,862              25.80
                      80.01 - 85.00..............................               691           97,513,232              19.50
                      85.01 - 90.00..............................               884          135,739,903              27.15
                      90.01 - 95.00..............................               163           24,050,442               4.81
                                                                             -------       -------------             -------
                          Total..................................             3,556        $ 499,999,997             100.00%
                                                                             ======        =============             =======


* The weighted average Loan-to-Value Ratio of the Mortgage Loans as of the Cut-off Date was approximately 80.99%.




                                 State Distribution of the Mortgaged Properties for the Mortgage Loans

                                                                                                             Percent of
                                                                                                              Aggregate
                                                                     Number of     Aggregate Principal    Principal Balance
                  State                                           Mortgage Loans   Balance Outstanding       Outstanding
                  ------------------------------------------      --------------   -------------------       -----------
                  Alabama....................................               17           $ 1,516,862                0.30%
                  Arizona....................................              102            11,724,933                2.34
                  Arkansas...................................               14             1,241,892                0.25
                  California.................................              866           183,914,271               36.78
                  Colorado...................................               80            13,680,555                2.74
                  Connecticut................................               74             9,615,516                1.92
                  Delaware...................................               17             2,004,813                0.40
                  District of Columbia.......................                5               665,378                0.13
                  Florida....................................              270            31,076,205                6.22
                  Georgia....................................              129            14,167,960                2.83
                  Hawaii.....................................               35             6,131,711                1.23
                  Idaho......................................                4               257,156                0.05
                  Illinois...................................              159            22,874,841                4.57
                  Indiana....................................              105            10,317,300                2.06
                  Iowa.......................................               16             1,591,477                0.32
                  Kansas.....................................               11             1,079,294                0.22
                  Kentucky...................................               31             2,875,109                0.58


                                      6

                                                                                                             Percent of
                                                                                                              Aggregate
                                                                     Number of     Aggregate Principal    Principal Balance
                  State                                           Mortgage Loans   Balance Outstanding      Outstanding
                  ------------------------------------------      --------------   -------------------      -----------
                  Louisiana..................................               22             1,790,441                0.36
                  Maine......................................                8               874,150                0.17
                  Maryland...................................               40             5,583,248                1.12
                  Massachusetts..............................               66            10,936,526                2.19
                  Michigan...................................              156            17,121,533                3.42
                  Minnesota..................................               71            10,034,717                2.01
                  Mississippi................................               13               871,667                0.17
                  Missouri...................................               50             4,426,732                0.89
                  Montana....................................                1               131,597                0.03
                  Nebraska...................................               18             1,551,582                0.31
                  Nevada.....................................               40             5,670,632                1.13
                  New Hampshire..............................               10             1,362,060                0.27
                  New Jersey.................................               54             8,682,401                1.74
                  New Mexico.................................                9             1,025,452                0.21
                  New York...................................               71            11,776,957                2.36
                  North Carolina.............................               86             7,906,189                1.58
                  North Dakota...............................                1                79,496                0.02
                  Ohio.......................................              298            27,005,660                5.40
                  Oklahoma...................................                6               453,636                0.09
                  Oregon.....................................               40             6,083,283                1.22
                  Pennsylvania...............................              205            19,964,995                3.99
                  Rhode Island...............................               31             3,935,179                0.79
                  South Carolina.............................               54             4,946,897                0.99
                  Tennessee..................................               52             4,608,918                0.92
                  Texas......................................               21             2,340,868                0.47
                  Utah.......................................               23             4,366,053                0.87
                  Virginia...................................                1               147,677                0.03
                  Vermont....................................               53             6,616,747                1.32
                  Washington.................................               56             8,798,966                1.76
                  West Virginia..............................               22             1,576,820                0.32
                  Wisconsin..................................               42             4,423,928                0.88
                  Wyoming....................................                1               169,716                0.03
                                                                        ------         --------------            --------
                      Total..................................            3,556         $ 499,999,997              100.00%
                                                                        ======         ==============            ========


                                         Credit Bureau Risk Scores(1) for the Mortgage Loans*

                                                                                                                     Percent of
                                                                                                 Aggregate            Aggregate
                                                                              Number of      Principal Balance    Principal Balance
                           Credit Bureau Risk Scores                       Mortgage Loans       Outstanding          Outstanding
                           ------------------------------------------      --------------       -----------          -----------
                           801 - 820..................................                2         $     134,606               0.03%
                           781 - 800..................................               11             1,843,748               0.37
                           761 - 780..................................               24             4,163,488               0.83
                           741 - 760..................................               42             6,528,136               1.31
                           721 - 740..................................               73            11,207,662               2.24
                           701 - 720..................................               94            15,313,450               3.06
                           681 - 700..................................              189            30,146,006               6.03
                           661 - 680..................................              261            41,461,233               8.29
                           641 - 660..................................              372            58,527,642              11.71
                           621 - 640..................................              470            71,733,447              14.35
                           601 - 620..................................              440            63,119,419              12.62
                           581 - 600..................................              386            51,997,346              10.40
                           561 - 580..................................              417            51,727,492              10.35
                           541 - 560..................................              392            47,523,609               9.50
                           521 - 540..................................              266            31,037,064               6.21
                           501 - 520..................................              112            13,219,471               2.64
                           500 or Less................................                2               195,061               0.04
                           Not Scored.................................                3               121,116               0.02
                                                                                --------       ---------------           ---------
                               Total..................................            3,556         $ 499,999,997             100.00%
                                                                                ========       ===============           ==========

(1) The Credit Bureau Risk Scores referenced in this table with respect to substantially all of the Mortgage Loans were obtained by the respective originators from one or more credit reporting agencies, and were determined at the time of origination.

* The weighted average Credit Bureau Risk Score of the Mortgage Loans as of the Cut-off Date was approximately 618.


                                         Gross Margins for the Adjustable Rate Mortgage Loans*

                                                                                                                  Percent of
                                                                                              Aggregate            Aggregate
                                                                          Number of       Principal Balance    Principal Balance
                        Range of Gross Margins (%)                      Mortgage Loans       Outstanding          Outstanding
                        --------------------------                      --------------       -----------          -----------
                        3.001 - 4.000..............................               6          $     857,354               0.23%
                        4.001 - 5.000..............................              52              7,967,339               2.15
                        5.001 - 6.000..............................             732            122,783,086              33.18
                        6.001 - 7.000..............................           1,101            175,026,967              47.29
                        7.001 - 8.000..............................             357             45,933,578              12.41
                        8.001 - 9.000..............................             137             15,059,294               4.07
                        9.001 - 10.000.............................              21              2,318,304               0.63
                        10.001 - 11.000............................               1                160,913               0.04
                                                                            --------         --------------           --------
                            Total..................................           2,407           $370,106,835             100.00%
                                                                            ========         ==============           ========

* The weighted average Gross Margin for the Adjustable Rate Mortgage Loans as of the Cut-off Date was approximately 6.439%.


                                     Next Adjustment Date for the Adjustable Rate Mortgage Loans*

                                                                                                                 Percent of
                                                                                             Aggregate            Aggregate
                                                                          Number of      Principal Balance    Principal Balance
                       Next Adjustment Date                            Mortgage Loans       Outstanding          Outstanding
                       --------------------                            --------------       -----------          -----------
                       February 2002..............................                1         $      139,783              0.04%
                       April 2003.................................                2                414,518              0.11
                       May 2003...................................                2                220,149              0.06
                       June 2003..................................               12              1,582,001              0.43
                       July 2003..................................               39              8,208,029              2.22
                       August 2003................................              119             17,760,738              4.80
                       September 2003.............................              222             33,632,312              9.09
                       October 2003...............................              287             47,166,775             12.74
                       November 2003..............................              465             77,517,294             20.94
                       December 2003..............................              371             57,314,143             15.49
                       January 2004...............................                5                507,185              0.14
                       May 2004...................................                5                661,244              0.18
                       June 2004..................................               28              3,475,154              0.94
                       July 2004..................................              117             17,575,357              4.75
                       August 2004................................               80             11,979,564              3.24
                       September 2004.............................              138             19,570,429              5.29
                       October 2004...............................              165             22,989,909              6.21
                       November 2004..............................              174             26,632,030              7.20
                       December 2004..............................              166             21,938,791              5.93
                       January 2005...............................                7                418,100              0.11
                       November 2006..............................                1                250,445              0.07
                       December 2006..............................                1                152,886              0.04
                                                                             -------         --------------            ------
                           Total..................................            2,407          $ 370,106,835             100.00%
                                                                             =======         ==============            ======

* The weighted average next adjustment date for the Adjustable Rate Mortgage
Loans is February 9, 2004.



                                         Maximum Rates for the Adjustable Rate Mortgage Loans*

                                                                                                                  Percent of
                                                                                              Aggregate           Aggregate
                                                                          Number of       Principal Balance   Principal Balance
                      Range of Maximum Rates (%)                       Mortgage Loans        Outstanding         Outstanding
                      --------------------------                       --------------        -----------         -----------
                      8.001 - 9.000..............................               1               $  139,783           0.04%
                      12.001 - 12.500............................               8                 1,120,620          0.30
                      12.501 - 13.000............................             211                37,455,241         10.12
                      13.001 - 13.500............................             260                50,643,561         13.68
                      13.501 - 14.000............................             251                43,989,332         11.89

                                      10


                                                                                                                Percent of
                                                                                             Aggregate           Aggregate
                                                                          Number of       Principal Balance   Principal Balance
                      Range of Maximum Rates (%)                       Mortgage Loans        Outstanding         Outstanding
                      --------------------------                       --------------        -----------         -----------
                      14.001 - 14.500............................             234                37,178,060        10.05
                      14.501 - 15.000............................             275                42,048,848        11.36
                      15.001 - 15.500............................             259                39,343,297        10.63
                      15.501 - 16.000............................             299                45,249,987        12.23
                      16.001 - 16.500............................             168                22,167,228         5.99
                      16.501 - 17.000............................             203                26,946,056         7.28
                      17.001 - 17.500............................              91                 9,088,184         2.46
                      17.501 - 18.000............................              79                 8,253,078         2.23
                      18.001 - 18.500............................              38                 3,968,369         1.07
                      18.501 - 19.000............................              21                 1,701,869         0.46
                      19.001 - 19.500............................               6                   573,133         0.15
                      19.501 - 20.000............................               2                   190,152         0.05
                      20.001 and Up..............................               1                    50,040         0.01
                                                                          --------            -------------       -------
                           Total..................................          2,407             $ 370,106,835       100.00%
                                                                          ========            =============       ========

* The weighted average Maximum Rate for the Adjustable Rate Mortgage Loans as of the Cut-off Date was approximately 14.856%.




                                   Initial Periodic Rate Cap for the Adjustable Rate Mortgage Loans*

                                                                                                                   Percent of
                                                                                                                    Aggregate
                                                                           Number of     Aggregate Principal    Principal Balance
                        Initial Periodic Rate Cap (%)                   Mortgage Loans   Balance Outstanding       Outstanding
                        -----------------------------                   --------------   -------------------       -----------
                        1.000......................................                6         $     888,518              0.24%
                        1.500......................................              216            34,849,028              9.42
                        2.000......................................              912           162,602,643             43.93
                        3.000......................................            1,273           171,766,646             46.41
                                                                              ------         -------------            -------
                            Total..................................            2,407         $ 370,106,835            100.00%
                                                                              ======         =============            =======

*   The weighted average Initial Periodic Rate Cap for the Adjustable Rate
    Mortgage Loans as of the Cut-off Date was approximately 2.415%.


                                 Subsequent Periodic Rate Cap for the Adjustable Rate Mortgage Loans*

                                                                                                                     Percent of
                                                                                                 Aggregate            Aggregate
                                                                             Number of       Principal Balance    Principal Balance
                           Subsequent Periodic Rate Cap (%)                Mortgage Loans       Outstanding          Outstanding
                           --------------------------------                --------------       -----------          -----------
                           1.000......................................           2,194           $ 335,770,217            90.72%
                           1.500......................................             213              34,336,619             9.28
                                                                                -------          --------------          -------
                                Total..................................          2,407           $ 370,106,835           100.00%
                                                                                =======          ==============          =======

*   The weighted average Subsequent Periodic Rate Cap for the Adjustable Rate
    Mortgage Loans as of the Cut-off Date was approximately 1.046%.




                                    Minimum Mortgage Rates for the Adjustable Rate Mortgage Loans*

                                                                                                                 Percent of
                                                                                                                  Aggregate
                                                                         Number of     Aggregate Principal    Principal Balance
                           Range of Minimum Mortgage Rates (%)        Mortgage Loans   Balance Outstanding       Outstanding
                           -----------------------------------        --------------   -------------------       -----------
                      5.001 - 6.000..............................              56          $   9,959,800            2.69%
                      6.001 - 7.000..............................             309             50,667,770           13.69
                      7.001 - 8.000..............................             570            107,148,143           28.95
                      8.001 - 9.000..............................             580             92,616,244           25.02
                      9.001 - 10.000.............................             532             72,032,669           19.46
                      10.001 - 11.000............................             241             26,598,834            7.19
                      11.001 - 12.000............................             102              9,842,163            2.66
                      12.001 - 13.000............................              16              1,191,172            0.32
                      13.001 - 14.000............................               1                 50,040            0.01
                                                                            -------         -------------         -------
                           Total..................................          2,407          $ 370,106,835          100.00%
                                                                            =======         =============         =======

* The weighted average Minimum Mortgage Rate for the Adjustable Rate Mortgage
Loans as of the Cut-off Date was approximately 8.406%.


                                         Types of Mortgaged Properties for the Mortgage Loans

                                                                                                        Percent of
                                                                                    Aggregate            Aggregate
                                                                Number of       Principal Balance    Principal Balance
              Property Type                                   Mortgage Loans       Outstanding          Outstanding
              -------------                                   --------------       -----------          -----------
              Single-Family Dwelling.....................           2,912          $ 403,475,910              80.70%
              Planned Unit Development...................             218             45,198,438               9.04
              Low-Rise Condominium.......................             186             22,468,922               4.49
              Two-Family Dwelling........................             116             13,626,753               2.73
              Three-Family Dwelling......................              30              4,288,386               0.86
              Four-Family Dwelling.......................              23              3,707,436               0.74
              Manufactured Housing.......................              38              2,835,204               0.57
              High-Rise Condominium......................              12              2,566,197               0.51
              Townhouse..................................              21              1,832,753               0.37
                                                                   ------          -------------             -------
                   Total..................................          3,556          $ 499,999,997             100.00%
                                                                   ======          =============             =======




                                               Occupancy Types for the Mortgage Loans(1)

                                                                                          Aggregate            Percent of
                                                                       Number of      Principal Balance   Aggregate Principal
                    Occupancy                                       Mortgage Loans       Outstanding      Balance Outstanding
                    ---------                                       --------------       -----------      -------------------
                    Owner Occupied.............................            3,315       $ 476,006,567             95.20%
                    Non-Owner Occupied.........................              221          21,459,211              4.29
                    Second Home................................               20           2,534,219              0.51
                                                                          -------     ---------------          --------
                         Total..................................           3,556       $ 499,999,997            100.00%
                                                                          =======     ===============          ========
__________

(1) Based on representations by the Mortgagors at the time of origination of the related Mortgage Loans.





                                                 Loan Purposes for the Mortgage Loans

                                                                                                             Percent of
                                                                                         Aggregate            Aggregate
                                                                     Number of       Principal Balance    Principal Balance
                   Loan Purpose                                    Mortgage Loans       Outstanding          Outstanding
                   ------------                                    --------------       -----------          -----------
                   Refinance-- Cash Out.......................           2,305          $ 320,917,943              64.18%
                   Purchase...................................             731            102,736,993              20.55
                   Refinance-- Rate/Term......................             520             76,345,061              15.27
                                                                        -------        ---------------           --------
                        Total..................................          3,556          $ 499,999,997             100.00%
                                                                        =======        ===============           ========


                                           Credit Grade Categories for the Mortgage Loans(1)

                                                                                              Aggregate            Percent of
                                                                           Number of      Principal Balance   Aggregate Principal
                        Credit Grade Category                           Mortgage Loans       Outstanding      Balance Outstanding
                        ---------------------                           --------------       -----------      -------------------
                        A..........................................            1,894         $ 287,485,481            57.50%
                        A-.........................................              594            87,851,975            17.57
                        B..........................................              630            78,064,294            15.61
                        C..........................................              363            39,399,586             7.88
                        C-.........................................               67             6,563,997             1.31
                        D..........................................                8               634,664             0.13
                                                                              -------       ---------------         --------
                            Total..................................            3,556         $ 499,999,997           100.00%
                                                                              =======       ===============         ========
__________

(1) Although the Mortgage Loans were originated by various originators under differing underwriting guidelines, the Statistical Calculation
         Pool Mortgage Loans loosely correspond to the Countrywide credit grades shown in this table. See "The Mortgage Pool -- Underwriting
         Standards" in the Prospectus Supplement dated January 10, 2002 of
         CWABS, Inc., relating to its Asset-Backed Certificates, Series
         2002-BC1.

                                      14

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.

         (a) Not applicable.

         (b) Not applicable.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CWABS, INC.


                                           By: /s/ Josh Adler
                                               --------------
                                               Name:  Josh Adler
                                               Title: Vice President



Dated:  February 13, 2002



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